UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2009
Pioneer Southwest Energy Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-34032	26-0388421

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5205 N. O’Connor Blvd., Suite 200, Irving, Texas		75039

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 444-9001
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On November 11, 2009, Pioneer Southwest Energy Partners L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., and Wells Fargo Securities, LLC, as joint book-running managers and representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Partnership agreed to sell 3,105,000 units representing limited partner interests in the Partnership (the “Units”) at a price to the public of $20.74 per Unit ($19.82 per Unit, net of underwriting discount), including 405,000 Units pursuant to the Underwriters’ option to purchase additional units to cover over-allotments, which was exercised on November 12, 2009. The Partnership intends to use the net proceeds from this offering, including its general partner’s proportionate capital contribution and after deducting the underwriting discounts and commissions and estimated offering expenses, of $61.3 million to reduce outstanding borrowings under its revolving credit facility. The Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-162566) of the Partnership, as supplemented by the Prospectus Supplement dated November 12, 2009 relating to the Units, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act on November 11, 2009. Closing of the sale of the Units is scheduled for November 16, 2009. Legal opinions relating to the Units are included as Exhibits 5.1 and 8.1 hereto.
     The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto.
Item 7.01. Regulation FD Disclosure.
     On November 11, 2009, the Partnership issued a press release announcing that it had priced the offering of 2,700,000 Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of the Exhibit
1.1 (a)	Underwriting Agreement, dated November 11, 2009, by and among the Partnership and the Underwriters.

5.1 (a)	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

8.1 (a)	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

99.1 (b)	Press release, dated November 11, 2009, announcing the pricing of the Units.

(a)	Filed herewith.

(b)	Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
By:	Pioneer Natural Resources GP LLC, its
general partner

By:	/s/ Mark H. Kleinman
Mark H. Kleinman,
Vice President

Dated: November 13, 2009

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
EXHIBIT INDEX

Exhibit
Number	Description of the Exhibit
1.1 (a)	Underwriting Agreement, dated November 11, 2009, by and among the Partnership and the Underwriters.

5.1 (a)	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

8.1 (a)	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

99.1 (b)	Press release, dated November 11, 2009, announcing the pricing of the Units.

(a)	Filed herewith.

(b)	Furnished herewith.